UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2004

MANOR CARE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10858 (Commission File Number)	34-1687107 (IRS Employer Identification No.)

333 N. Summit Street, Toledo, Ohio (Address of principal executive offices)	43604-2617 (Zip Code)

Registrant’s telephone number, including area code: (419) 252-5500

Item 7. Financial Statements and Exhibits

(c) Exhibit.

     99.1 Press Release dated July 23, 2004 issued by Manor Care, Inc.

Item 12. Results of Operations and Financial Condition

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On July 23, 2004, Manor Care, Inc. issued a news release to report its financial results for the second quarter of 2004. A copy of this press release is filed herewith as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manor Care, Inc. (Registrant)

Date: July 23, 2004	By:	/s/ Geoffrey G. Meyers

Geoffrey G. Meyers
Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated July 23, 2004 issued by Manor Care, Inc.